Exhibit 10.8
WESCO International, Inc.
WESCO Distribution, Inc.
AMENDMENT TO STOCK APPRECIATION RIGHTS AGREEMENTS
WHEREAS, WESCO INTERNATIONAL, INC. (the “Company”) and William Goodwin (the “Grantee”) previously entered into three Stock Appreciation Rights Agreements dated as of September 29, 2004, July 1, 2005 and July 1, 2006 (the “Agreements”).
WHEREAS, the Company wishes to amend the Agreements as set forth herein.
NOW, THEREFORE, intending to be legally bound, the Grantee and the Company hereby amend the Agreement effective as of May 21, 2008 as follows:
1.	Section 4(b)(iv) of the Agreements dated July 1, 2005 and July 1, 2006 and Section 6(c)(iv) of the Agreement dated September 29, 2004 are hereby amended and restated in its entirety as follows:

“Retirement at Normal Retirement Age” shall mean retirement at the age 65 or later or at such date as mutually agreed upon.

2.	Except as expressly amended above, the terms and conditions of the Agreement shall continue in full force and effect.
The foregoing amendment is hereby accepted and agreed to by the undersigned.

WESCO INTERNATIONAL, INC.
By:
Stephen A. Van Oss
Vice President and Chief Financial Officer
Date: